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                                                                   EXHIBIT 10.5

                            FIRST AMENDMENT AGREEMENT

      FIRST AMENDMENT AGREEMENT, dated as of August 7, 2003 (the "First Amendment"), to the Purchase and Contribution Agreement (the "PCA"), dated as of May 9, 2003, between Maxtor Funding LLC (the "Purchaser") and Maxtor Corporation (the "Seller"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the PCA.

      WHEREAS, the parties hereto have agreed to amend the PCA on the terms and subject to the conditions herein set forth;

      NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

      SECTION 1. AMENDMENT TO THE PCA

      (i) The PCA is hereby amended by deleting the definition of "Deferred Purchase Price" in its entirety and substituting in lieu thereof the following:

            "Deferred Purchase Price" means the portion of the Purchase Price of Receivables and Other Conveyed Property related thereto purchased by the Purchaser hereunder on any Conveyance Date exceeding the amount of the Purchase Price under Section 2.1(g) to be paid in cash, which portion when added to the cumulative amount of all previous Deferred Purchase Prices (after giving effect to any payments made on account thereof) shall not exceed, at any time, (i) the maximum amount that could be borrowed under the Subordinated Note without rendering the Purchaser's Net Worth less than the Required Capital Amount or (ii) an amount equal to 4.25 multiplied by the Net Worth of the Purchaser at such time (i.e., an amount equal to (a) (x) 4.25 multiplied by (y) the aggregate Outstanding Balance of the Conveyed Receivables at such time minus the Loans Outstanding at such time divided by (b) 5.25). The obligations of the Purchaser in respect of any Deferred Purchase Price shall be evidenced by the Purchaser's Subordinated Note.

      (ii) Schedule A to the PCA is hereby amended by adding the following at the end of such Schedule.


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            "39. Such Conveyed Receivable is required to be paid by the related
Obligor at an address located in the United States."

      SECTION 2. CONDITIONS TO EFFECTIVENESS

      This First Amendment shall be effective upon the delivery to the Agent of counterparts hereof executed by each of the parties hereto.

      SECTION 3. MISCELLANEOUS

      (i) The Seller and the Purchaser each hereby certifies that the representations and warranties set forth in Article IV of the PCA (and any other representations and warranties made by the Purchaser or Seller in the PCA) are true and correct on the date hereof with the same force and effect as if made on the date hereof, except to the extent that such representations and warranties speak specifically to an earlier date in which case they shall have been true and correct on such date. In addition, the Purchaser and the Seller each represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) no default under the PCA (nor any event that but for notice or lapse of time or both would constitute such a default) shall have occurred and be continuing as of the date hereof nor shall any default under the PCA (nor any event that but for notice or lapse of time or both would constitute such a default) occur due to this First Amendment becoming effective, (b) the Purchaser and the Seller each has the corporate power and authority to execute and deliver this First Amendment and has taken or caused to be taken all necessary corporate actions to authorize the execution and delivery of this First Amendment, (c) no consent of any other person (including, without limitation, shareholders or creditors of the Purchaser or the Seller), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this First Amendment other than such that have been obtained and (d) this First Amendment constitutes the legal, valid and binding obligation of the Seller and the Purchaser, enforceable against each such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies.

      (ii) The PCA, as amended hereby, is hereby ratified and confirmed in all respects and remains in full force and effect in accordance with its terms.

      (iii) All references in the PCA to "this Agreement" and "herein" and all references to the PCA in the documents executed in connection with the PCA shall mean


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the PCA as amended hereby and as it may in the future be amended, restated, supplemented or modified from time to time.

      (iv) This First Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this First Amendment.

      (v) The Purchaser hereby agrees to pay all costs and expenses incurred by the Lender, the Agent and the Facility Insurer in connection with this First Amendment including, without limitation, the fees and expenses of Kaye Scholer LLP, counsel to the Lender and the Agent and Sidley Austin Brown and Wood, counsel to the Facility Insurer.

      (vi) GOVERNING LAW. THIS FIRST AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                          [Signature pages to follow.]


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            IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment as of the date first above written.

THE PURCHASER:                              MAXTOR FUNDING LLC


                                            By:
                                                    ----------------------------
                                            Title:  Treasurer
                                                    ----------------------------


THE SELLER:                                 MAXTOR CORPORATION


                                            By:
                                                    ----------------------------
                                            Title:  Treasurer
                                                    ----------------------------


CONSENTED TO AND AGREED:

MERRILL LYNCH COMMERCIAL FINANCE CORP.


By:
       -------------------------------
Title: Director
       -------------------------------

RADIAN REINUSRANCE INC.


By:
       -------------------------------
Title: Vice President
       -------------------------------


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